LOAN MODIFICATION AGREEMENT

THIS LOAN MODIFICATION AGREEMENT (this “Agreement”) is made and entered into as of the 17th day of July, 2009 (the “Effective Date”), by and among NNN CHASE TOWER REO, LP, a Texas limited partnership, NNN OF8 CHASE TOWER REO, LP, a Texas limited partnership, ERG CHASE TOWER, LP, a Texas limited partnership, and NNN VF CHASE TOWER REO, LP, a Texas limited partnership (individually and collectively, “Borrower”), and PSP/MRC DEBT PORTFOLIO S-1, L.P., successor-in-interest to MMA Realty Capital, LLC (“Lender”).

W I T N E S S E T H:

A. Lender and Borrower previously entered into that certain senior loan facility in the amount of $58,000,000.00 (the “Loan”) pursuant to loan documents dated as of June 20, 2006, including, without limitation, (i) that certain Loan Agreement between Borrower and Lender (the “Loan Agreement”), (ii) that certain Promissory Note (the “Note”) from Borrower to Lender, and (iii) that certain Deed of Trust and Security Agreement (the “Deed of Trust”) of even date therewith recorded as Instrument No. 2006116285 in the Official Real Property Records of Travis County, Texas, covering certain real property and improvements located thereon as more particularly described therein, including the land described on Exhibit “A” hereto. In addition, certain aspects of the Loan were guaranteed by (x) Grubb & Ellis Realty Investors, LLC f/k/a Triple Net Properties, LLC and NNN Opportunity Fund VIII, LLC pursuant to that certain Guaranty of even date therewith, (y) Andrew Pastor, Jeffrey S. Newberg, Kirk A. Rudy, Christopher T. Ellis, David L. Roche and Arnold B. Miller pursuant to that certain Guaranty of even date therewith, and (z) NNN 2003 Value Fund, LLC pursuant to that certain Guaranty dated as of July 3, 2006. All of the foregoing guarantors being individually and collectively referred to herein as “Guarantor”. The documents evidencing and securing the Loan are herein referred to collectively as the “Loan Documents”. Capitalized terms not otherwise defined in this Agreement have the meanings given them in the Loan Documents.

B. Borrower desires to extend the Maturity Date of the Note in accordance with the extension option set forth in the Loan Agreement, Lender desires to evidence the Extension, and Guarantor desires to evidence its consent to such extension.

C. Concurrently herewith, Mezzanine Borrower and Mezzanine Lender are entering into that certain Forbearance and Modification Agreement (the “Forbearance Agreement”) with regard to the Mezzanine Loan and in connection therewith Mezzanine Borrower and Mezzanine Lender require the consent of Lender to the terms of such Forbearance Agreement.

NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed by each of the parties hereto, Borrower, Guarantor and Lender hereby agree as follows:

1. Maturity Date. Borrower and Lender hereby agree that the Maturity Date for the Loan is hereby extended through June 30, 2010.

2. Payments. Concurrently with its execution hereof, Borrower delivers to Lender or its designee all payments due pursuant to the terms of Paragraph 3 below. In addition, as consideration for the maturity date extension contemplated herein, Lender has earned and acknowledges receipt of the extension fee in the amount of $285,153.42 tendered by Borrower by notice dated April 30, 2009 in accordance with the terms of the Loan Agreement.

3. Exit Fee. As consideration for the extension of the Maturity Date and Lender’s consent to the Forbearance Agreement, Borrower hereby agrees to pay Lender an Exit Fee equal to one percent (1%) of the then outstanding principal balance of the Loan as of the Maturity Date; provided, however, that in the event the current owner of the Borrower transfers the Mortgaged Property to a new entity which assumes the Loan (which transfer may only be done in accordance with the terms of the Loan Agreement and without implying that Lender has in any way consented to such a transfer as of the Effective Date), then the Exit Fee will be equal to one percent (1%) of the then outstanding principal balance as of the date of any such permitted transfer. The Exit Fee shall be payable on the Maturity Date (whether the stated Maturity Date or an earlier accelerated maturity date following an uncured Event of Default under the Loan). The Deed of Trust, and specifically the term “Obligations” contained therein, is hereby modified such that such term now includes the payment of such Exit Fee and the lien of the Deed of Trust also expressly secures the payment of such Exit Fee.”

4. Excess Cash Flow; Reserves; and Approved Extension Period Budget.

(a) As consideration for the extension of the Maturity Date and Lender’s consent to the Forbearance Agreement, on the fifteenth (15th) day of each month commencing on August 15, 2009 and on the fifteenth (15th) day of each succeeding month until the Maturity Date (as may be extended in accordance with the terms of the loan Documents) so long as Lender has not established a lockbox account in which event Lender shall be permitted to disburse such funds directly to Lender, Borrower shall: (i) pay to Lender monthly installments in the amount of fifty percent (50%) of Excess Cash Flow, if any attributable to the immediately preceding month, which Lender shall apply to the outstanding balance of the Loan upon receipt, and (ii) submit a written statement to Lender of Excess Cash Flow for the immediately preceding month (“Excess Cash Flow Statement”). “Excess Cash Flow” shall mean Gross Revenue actually collected during the immediately preceding month minus the following: (A) expenses of operation of the Property actually paid (or Tax Funds deposited with Lender under the Senior Loan Agreement) during the immediately preceding month as permitted under Section 4(c) below after payment of (B) the monthly debt service as currently set forth in the Loan Documents, (C) the monthly Loan Interest payment as currently set forth in the Mezzanine Loan Documents, (D) capital expenses set forth in the Approved Modification Period Budget (as hereinafter defined), (E) leasing commissions and tenant improvements costs in connection with the Property under an Approved Extension Period Lease (as hereinafter defined), and (F) the one time payment of the Reserves (as hereinafter defined). For the purpose of clarity, (i) in no event shall any Operating Expense be double counted when calculating Excess Cash Flow, and (ii) in no event shall default rate interest or late charges be included in either the monthly debt service for the Loan or the monthly Loan Interest payment for the Mezzanine Loan.

(b) For purposes hereof, the term “Reserves” shall mean $100,000.00, which shall be deducted from the Gross Revenue attributable to July 2009, which Borrower shall hold in reserve and apply in accordance with the Loan Agreement and the other Loan Documents (including this Agreement). Only with Lender’s consent, such consent not to be unreasonably withheld, Borrower shall use the Reserves for the payment of capital expenses, leasing commissions, and tenant improvement costs in connection with the Property which are not otherwise paid first from Gross Revenue as authorized pursuant to this section, including, without limitation, capital costs, leasing commissions and tenant improvement costs accrued but unpaid as of the date hereof.

(c) Lender is in receipt of and has approved the budget for the Property from the Effective Date to June 30, 2010 attached hereto as Exhibit “B” (the “Approved Extension Period Budget”), which budget shall supersede any annual budget for the Property for the 2009 fiscal year previously approved by Lender. Borrower shall pay any expense, including Operating Expenses, out of Gross Revenue: (i) as permitted herein, (ii) as generally set forth in the Approved Extension Period Budget, (iii) utility and insurance expenses, whether or not in excess of the Approved Forbearance Period Budget, (iv) with respect to controllable Operating Expenses, within the greater of three percent (3%) of the applicable line item in the Approved Extension Period Budget or $3,000.00, (v) emergency repairs of any amount, so long as the nature of such repairs is reported in writing to Lender within five (5) days of the occurrence giving rise to the need for such repairs, or (vi) if not otherwise permitted under subparagraphs (i) through (v) above, as consented to by Lender, such consent not to be unreasonably withheld and to be deemed given if Lender has neither provided nor denied its consent to the proposed expenditure within three (3) Business Days after the date of Borrower’s request for consent.

(d) For purposes hereof, the term “Approved Modification Period Lease” shall mean any new Lease or amendment or modification of any Lease and tenant improvement costs and leasing commissions to be paid in connection therewith submitted by Borrower for approval by Lender pursuant to Section 4.1.9 of the Loan Agreement during the period of time from the Effective Date to the Maturity Date (the “Modification Period”); provided, however, if Lender has neither provided nor denied its written consent to the proposed new Lease or amendment or modification of any Lease within ten (10) Business Days after the date of Borrower’s submission, then such proposed new Lease or amendment or modification of any Lease shall be deemed an Approved Modification Period Lease.

(e) Notwithstanding anything to the contrary contained above, Lender retains the right to implement a lockbox in accordance with the terms of Section 11.29 of the Loan Agreement.

5. Consent to Payment of Excess Cash Flow. By its execution hereof, Lender hereby agrees that the payment of Excess Cash Flow pursuant to the terms of this Agreement and the Forbearance Agreement shall not violate Borrower’s covenant pursuant to the terms of Section 3.1.24(j) of the Loan Agreement.

6. Consent to Lease Amendment. By its execution hereof, Lender hereby consents to the terms of that certain Second Amendment to Lease dated January 9, 2009, by and between Triple Net Properties Realty, Inc., as agent for Borrower, and Bury & Partners, Inc.

7. Consent to Subsequent Transfer by ERG Chase Tower, LP. Notwithstanding anything to the contrary in the Loan Documents, including, without limitation, any prohibitions or limitations on: transfer of interests in the Property, modifications or amendments to the Tenants in Common Agreement; changes in the identity of the sub-manager of the Property; and changes to the names of any of the entities comprising Borrower, Lender agrees that Borrower may modify the Tenants in Common Agreement to grant to ERG Chase Tower, LP (“ERG Chase”) a right to require of NNN Chase Tower REO, LP, NNN OF8 Chase Tower REO, LP or NNN VF Chase Tower REO, LP (each, a “Chase Owner” and collectively, the “Chase Owners”) to purchase all of the interest of ERG Chase in and to the Property (the “Put Option”) by the giving of not less than thirty nor more than 60 days written notice to the Chase Owners (the “Option Notice”), with a copy to Lender. Upon receipt of the Option Notice, the Chase Owners shall (in such percentage interest as they may determine) acquire, and ERG Chase shall sell, all of the interest of ERG Chase in and to the Property, for $10.00, in a closing to occur effective as of April 30, 2010, so long as the conditions set forth in the next paragraph have been completely satisfied to Lender’s satisfaction.

Lender agrees that the transfer of the interest in the Property owned by ERG Chase pursuant to this Section 7 or the modified Tenant in Common Agreement to one or more of the Chase Owners (the “ERG Transfer” shall be a permitted transfer under the Loan Documents and may be transferred without Rating Agency Confirmation or any transfer fee; provided, however, that prior to such transfer the following conditions shall be satisfied to Lender’s satisfaction: Lender shall be provided written notice of such intended transfer as set forth above and Borrower will (a) reimburse Lender for its actual out-of-pocket costs in connection therewith, including legal fees, (b) execute such loan documentation reasonably required by Lender as a result of such intended transfer (collectively, the “Option Transfer Documents”), (c) deliver such corporate authority documentation as reasonably required by Lender, (d) cause the Title Company to deliver to Lender a revised mortgagee title insurance policy (or endorsement to the existing Title Insurance Policy) in form and substance satisfactory to Lender, and (e) provide all opinions of counsel as reasonably required by Lender.

In the event the preconditions set forth herein to the ERG Transfer have been satisfied to Lender’s satisfaction, Lender will release Andrew Pastor, Jeffrey S. Newberg, Kirk A. Rudy, Christopher T. Ellis, David L. Roche, and Arnold B. Miller (collectively, the “Endeavor Guarantors”) from any obligations arising from their Guaranty Agreement from and after the date of such transfer. For the purposes of clarity, the Endeavor Guarantors shall remain fully liable for all of their respective obligations under the Guaranty Agreement arising prior to the transfer date. The remaining Guarantors will re-affirm their Guaranty agreement, notwithstanding the release by Lender of the Endeavor Guarantors.

Lender further agrees that notwithstanding anything to the contrary in the Loan Documents, at any time during the term of the Loan, ERG Chase, NNN-ERG Chase Tower GP I, LLC, ERG Chase Tower Limited I, LP, and NNN-ERG Chase Tower GP II, LLC may change their names as permitted under their internal governing documents and applicable law, with notice to, but without the necessity of obtaining the consent of Lender.

8. Representations and Warranties. As an additional material inducement to Lender to enter into this Agreement, each of Borrower and Guarantor hereby represents and warrants to Lender that:

(a) the Loan Documents, as modified hereby, are in full force and effect and neither Borrower nor any other person or entity, including, without limitation, Guarantor, has any defense, counterclaim or offset to the payment and performance of the Loan Documents, as modified hereby, nor any claim or cause of action against Lender;

(b) the representations and warranties of Borrower set forth in the Loan Documents are true and correct in all material respects as of the date hereof and are hereby reaffirmed as if such representations and warranties had been made on the date hereof and shall continue in full force and effect;

(c) the Property has achieved and maintains the Debt Service Coverage Ratio required by the terms of the Loan Documents in connection with the Extension Option set forth therein;

(d) There is no Event of Default by Borrower under the Loan; and

(e) this Agreement constitutes the legal, valid and binding obligation of Borrower and Guarantor enforceable against Borrower and Guarantor in accordance with the terms hereof.

The representations and warranties contained in this Agreement shall survive the consummation of the transactions contemplated by this Agreement.

9. Costs and Expenses. Borrower shall pay all reasonable closing costs and fees and expenses incurred by Lender in connection with this Agreement and the transactions contemplated hereby, including, without limitation, Lender’s reasonable attorneys’ fees and expenses, recording fees and taxes, and title premiums.

10. Ratification. Each of Borrower and Guarantor hereby affirms, confirms, ratifies, renews and extends the debts, duties, obligations, liabilities, rights, titles, security interests, liens, powers and privileges created or arising by virtue of the Loan Documents, as modified hereby, until all of the Indebtedness and Obligations, as such terms are defined in the Loan Documents, have been paid and performed in full.

11. No Other Modification. Except as expressly provided herein, all the terms, provisions, debts, duties, obligations, liabilities, representations, warranties, rights, titles, security interests, liens, powers and privileges existing by virtue of the Loan Documents shall be and continue in full force and effect and are hereby acknowledged by Borrower and Guarantor to be legal, valid, binding and enforceable in accordance with their terms.

12. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas and the laws of the United States applicable to transactions within Texas.

13. Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns. Nothing contained herein shall act to amend or modify any of the provisions of the Loan Documents which restrict or prohibit assignment or transfer.

14. No Waiver. Neither this Agreement nor any provision of any of the Loan Documents may be waived, modified or amended, except by an instrument in writing signed by the party against which the enforcement of such waiver, modification or amendment is sought, and then only to the extent set forth in such instrument.

15. No Oral Agreements. THIS AGREEMENT AND THE OTHER DOCUMENTS ENTERED INTO IN REGARD TO THE LOAN REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

16. Counterparts. This Agreement may be executed in any number of identical counterparts each of which shall be deemed to be an original and all, when taken together, shall constitute one and the same instrument. A facsimile or similar transmission of a counterpart signed by a signatory hereto shall be regarded as signed by such signatory for purposes hereof.

[Remainder of page intentionally left blank]

EXECUTED as of the day and year first above written.

LENDER:

PSP/MRC DEBT PORTFOLIO S-1, L.P.,
successor-in-interest to MMA Realty Capital, LLC

By: Morrison Grove Capital Advisors, LLC,
its general partner

By: /s/ Mark H. Johnson
Name: Mark H. Johnson
Its: Chief Investment Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

BORROWER:

NNN CHASE TOWER REO, LP,
a Texas limited partnership

By: NNN Chase Tower, LLC,
a Delaware limited liability company,
its general partner

By: Grubb & Ellis Realty Investors, LLC

f/k/a Triple Net Properties, LLC,

a Virginia limited liability company,
its Vice President

By: /s/ Michael J. Rispoli
Name: Michael J. Rispoli
Its: Chief Financial Officer

NNN OF8 CHASE TOWER REO, LP,
a Texas limited partnership

By: NNN OF8 Chase Tower, LLC,

a Delaware limited liability company,
its general partner

By: Grubb & Ellis Realty Investors, LLC
f/k/a Triple Net Properties, LLC,
a Virginia limited liability company,
its Vice President

By: /s/ Michael J. Rispoli
Name: Michael J. Rispoli
Its: Chief Financial Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

ERG CHASE TOWER, LP,
a Texas limited partnership

By: NNN-ERG Chase Tower GP I, LLC,
a Delaware limited liability company,
its general partner

By: /s/ Bryce Miller
Name: Bryce Miller
Its: Executive Vice President

NNN VF CHASE TOWER REO, LP,
a Texas limited partnership

By: NNN VF Chase Tower, LLC,

a Delaware limited liability company,
its general partner

By: Grubb & Ellis Realty Investors LLC
f/k/a Triple Net Properties, LLC,
a Virginia limited liability company,
its Vice President

By: /s/ Michael J. Rispoli
Name: Michael J. Rispoli
Its: Chief Financial Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

GUARANTORS:

GRUBB & ELLIS REALTY INVESTORS, LLC

f/k/a TRIPLE NET PROPERTIES, LLC,

a Virginia limited liability company

By: /s/ Michael J. Rispoli
Name: Michael J. Rispoli
Its: Chief Financial Officer

NNN OPPORTUNITY FUND VIII, LLC,

a Delaware limited liability company

By: Grubb & Ellis Realty Investors, LLC
f/k/a Triple Net Properties, LLC,
its manager

By: /s/ Michael J. Rispoli
Name: Michael J. Rispoli
Its: Chief Financial Officer

/s/ Andrew Pastor
ANDREW PASTOR, Individually

/s/ Jeffrey S. Newberg
JEFFREY S. NEWBERG, Individually

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

/s/ Kirk A. Rudy
KIRK A. RUDY, Individually

/s/ Christopher T. Ellis
CHRISTOPHER T. ELLIS, Individually

/s/ David L. Roche
DAVID L. ROCHE, Individually

/s/ Arnold B. Miller
ARNOLD B. MILLER, Individually

NNN 2003 VALUE FUND, LLC,

a Delaware limited liability company

By: Grubb & Ellis Realty Investors, LLC
f/k/a Triple Net Properties, LLC,
its manager

By: /s/ Michael J. Rispoli
Name: Michael J. Rispoli
Its: Chief Financial Officer

STATE OF FLORIDA COUNTY OF Hillsborough	§ § §

BEFORE ME, the undersigned authority, on this day personally appeared Mark H. Johnson, Chief Investment Officer of Morrison Grove Capital Advisors, LLC, the general partner of PSP/MRC DEBT PORTFOLIO S-1, L.P., successor-in-interest to MMA Realty Capital, LLC, on behalf of said limited liability company and said limited partnership.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 21st day of July, 2009.

My Commission Expires:	/s/ Nicole Kaspi Notary Public in and for the State of Florida
10/16/2010	Nicole Kaspi Printed Name of Notary

THE STATE OF CALIFORNIA COUNTY OF ORANGE	§ § §

The foregoing instrument was executed and acknowledged before me on this the 17th day of July, 2009, by Michael J. Rispoli, Chief Financial Officer of Grubb & Ellis Realty Investors, LLC f/k/a Triple Net Properties, LLC, a Virginia limited liability company, Vice President of NNN CHASE TOWER, LLC, a Delaware limited liability company, the general partner of NNN CHASE TOWER REO, LP, a Texas limited partnership, on behalf of said companies and said limited partnership.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17th day of July, 2009.

My Commission Expires:		/s/ P.C. Han Notary Public in and for the State of California
June 25, 2011		P.C. Han Printed Name of Notary
THE STATE OF CALIFORNIA COUNTY OF ORANGE	§ § §

The foregoing instrument was executed and acknowledged before me on this the 17th day of July, 2009, by Michael J. Rispoli, Chief Financial Officer of Grubb & Ellis Realty Investors, LLC f/k/a Triple Net Properties, LLC, a Virginia limited liability company, Vice President of NNN CHASE TOWER, LLC, a Delaware limited liability company, the general partner of NNN CHASE TOWER REO, LP, a Texas limited partnership, on behalf of said companies and said limited partnership.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17th day of July, 2009.

My Commission Expires:	/s/ P.C. Han Notary Public in and for the State of California
June 25, 2011	P.C. Han Printed Name of Notary

THE STATE OF TEXAS COUNTY OF TRAVIS	§ § §

The foregoing instrument was executed and acknowledged before me on this the 17th day of July, 2009, by Bryce Miller, Executive Vice President of NNN-ERG CHASE TOWER GP I, LLC, a Delaware limited liability company, the general partner of ERG CHASE TOWER, LP, a Texas limited partnership, on behalf of said company and said limited partnership.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17th day of July, 2009.

My Commission Expires:		/s/ Steve Harvey Notary Public in and for the State of Texas
08/24/2011		Steve Harvey Printed Name of Notary
THE STATE OF CALIFORNIA COUNTY OF ORANGE	§ § §

The foregoing instrument was executed and acknowledged before me on this the 17th day of July, 2009, by Michael J. Rispoli, Chief Financial Officer of Grubb & Ellis Realty Investors, LLC f/k/a Triple Net Properties, LLC, a Virginia limited liability company, Vice President of NNN CHASE TOWER, LLC, a Delaware limited liability company, the general partner of NNN CHASE TOWER REO, LP, a Texas limited partnership, on behalf of said companies and said limited partnership.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17th day of July, 2009.

My Commission Expires:	/s/ P.C. Han Notary Public in and for the State of California
June 25, 2011	P.C. Han Printed Name of Notary

THE STATE OF CALIFORNIA COUNTY OF ORANGE	§ § §

The foregoing instrument was executed and acknowledged before me on this the 17th day of July, 2009, by Michael J. Rispoli, Chief Financial Officer of Grubb & Ellis Realty Investors, LLC f/k/a Triple Net Properties, LLC, a Virginia limited liability company, Vice President of NNN CHASE TOWER, LLC, a Delaware limited liability company, the general partner of NNN CHASE TOWER REO, LP, a Texas limited partnership, on behalf of said companies and said limited partnership.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17th day of July, 2009.

My Commission Expires:		/s/ P.C. Han Notary Public in and for the State of California
June 25, 2011		P.C. Han Printed Name of Notary
THE STATE OF CALIFORNIA COUNTY OF ORANGE	§ § §

The foregoing instrument was executed and acknowledged before me on this the 17th day of July, 2009, by Michael J. Rispoli, Chief Financial Officer of Grubb & Ellis Realty Investors, LLC f/k/a Triple Net Properties, LLC, a Virginia limited liability company, Vice President of NNN CHASE TOWER, LLC, a Delaware limited liability company, the general partner of NNN CHASE TOWER REO, LP, a Texas limited partnership, on behalf of said companies and said limited partnership.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17th day of July, 2009.

My Commission Expires:	/s/ P.C. Han Notary Public in and for the State of California
June 25, 2011	P.C. Han Printed Name of Notary

THE STATE OF TEXAS COUNTY OF TRAVIS	§ § §

The foregoing instrument was executed and acknowledged before me on this the 17th day of July, 2009, by ANDREW PASTOR.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17th day of July, 2009.

My Commission Expires:		/s/ Steve Harvey Notary Public in and for the State of Texas
08/24/2011		Steve Harvey Printed Name of Notary
THE STATE OF TEXAS COUNTY OF TRAVIS	§ § §

The foregoing instrument was executed and acknowledged before me on this the 17th day of July, 2009, by JEFFREY S. NEWBERG.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17th day of July, 2009.

My Commission Expires:		/s/ Steve Harvey Notary Public in and for the State of Texas
08/24/2011		Steve Harvey Printed Name of Notary
THE STATE OF TEXAS COUNTY OF TRAVIS	§ § §

The foregoing instrument was executed and acknowledged before me on this the 120h day of July, 2009, by KIRK A. RUDY.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 20th day of July, 2009.

My Commission Expires:		/s/ Steve Harvey Notary Public in and for the State of Texas
08/24/2011		Steve Harvey Printed Name of Notary
THE STATE OF TEXAS COUNTY OF TRAVIS	§ § §

The foregoing instrument was executed and acknowledged before me on this the 22nd day of July, 2009, by CHRISTOPHER T. ELLIS.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 22nd day of July, 2009.

My Commission Expires:		/s/ Steve Harvey Notary Public in and for the State of Texas
08/24/2011		Steve Harvey Printed Name of Notary
THE STATE OF TEXAS COUNTY OF TRAVIS	§ § §

The foregoing instrument was executed and acknowledged before me on this the 17th day of July, 2009, by DAVID L. ROCHE.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17th day of July, 2009.

My Commission Expires:		/s/ Nancy VanHemert Notary Public in and for the State of Texas
08/26/2011		Nancy VanHemert Printed Name of Notary
THE STATE OF TEXAS COUNTY OF TRAVIS	§ § §

The foregoing instrument was executed and acknowledged before me on this the 17th day of July, 2009, by ARNOLD B. MILLER.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17th day of July, 2009.

My Commission Expires:	/s/ Nancy VanHemert Notary Public in and for the State of Texas
08/26/2011	Nancy VanHemert Printed Name of Notary

THE STATE OF CALIFORNIA COUNTY OF ORANGE	§ § §

The foregoing instrument was executed and acknowledged before me on this the 17th day of July, 2009, by Michael J. Rispoli, Chief Financial Officer of Grubb & Ellis Realty Investors, LLC f/k/a Triple Net Properties, LLC, a Virginia limited liability company, Vice President of NNN CHASE TOWER, LLC, a Delaware limited liability company, the general partner of NNN CHASE TOWER REO, LP, a Texas limited partnership, on behalf of said companies and said limited partnership.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17th day of July, 2009.

My Commission Expires:	/s/ P.C. Han Notary Public in and for the State of California
June 25, 2011	P.C. Han Printed Name of Notary

EXHIBIT “A”
The Land

TRACT 1: (FEE SIMPLE)

ALL of that certain tract or parcel of land being all of Block 54 in the Original City of Austin, Travis County, Texas, including the vacated alley in said block, according to the Map or Plat of said City on file in the General Land Office of the State of Texas, being that same tract of land described in Document No. 2001074936 of the Official Public Records of Travis County, Texas, and including the vacated portions of Lavaca Street, an 80 foot wide public right-of-way, and Colorado Street, an 80 foot wide public right-of-way, being those same tracts of land described in Volume 12036, Page 1644 of the Real Property Records of Travis County, Texas, said tract being more particularly described by metes and bounds as follows:

BEGINNING at a punch hole set in tile at the intersection of the North R.O.W. line of West 5th Street (80 foot wide public right-of-way), and the East R.O.W. line of Lavaca Street (80 foot wide public right-of-way), being at the Southwest corner of the said Block 54, for the Southwest corner and PLACE OF BEGINNING hereof;

THENCE along the West line of the said Block 54, being the East R.O.W. line of Lavaca Street, North 18 degrees 54 minutes East for a distance of 159.28 feet to a punch hole set in granite at the Southeast corner of that certain 36 square foot tract described in said Volume 12036, Page 1644;

THENCE along the South line of said 36 square foot tract, North 71 degrees 06 minutes West for a distance of 0.33 feet to a punch hole set in granite at the Southwest corner of said 36 square foot tract;

THENCE along the West line of the said 36 square foot tract, being the East R.O.W. line of Lavaca Street, North 18 degrees 54 minutes East for a distance of 110.00 feet to a punch hole set in granite at the Northwest corner of said 36 square foot tract;

THENCE along the North line of the said 36 square foot tract, South 71 degrees 06 minutes East for a distance of 0.33 feet to a punch hole set in granite at the Northeast corner of said 36 square foot tract, being in the West line of said Block 54;

THENCE along the West line of said Block 54, being the East R.O.W. line of Lavaca Street, North 18 degrees 54 minutes East for a distance of 7.60 feet to a punch hole set in granite at the Northwest corner of the said Block 54, being at the intersection of the East R.O.W. line of Lavaca Street and the South R.O.W. line of West 6th Street (80 foot public right-of-way), for the Northwest corner hereof;

THENCE along the North line of the said Block 54, being the South R.O.W. line of West 6th Street, South 71 degrees 00 minutes East for a distance of 276.10 feet to a punch hole set in granite at the Northeast corner of said Block 54, being at the intersection of the South R.O.W. line of West 6th Street and the West R.O.W. line of Colorado Street (80 foot wide public right-of-way), for the Northeast corner hereof;

THENCE along the East line of said Block 54, being the West R.O.W. line of Colorado Street, South 18 degrees 55 minutes West for a distance of 7.60 feet to a punch hole set in granite at the Northwest corner of that certain 52 square foot tract of land described in said Volume 12036, Page 1644;

THENCE along the North line of said 52 square foot tract, South 71 degrees 05 minutes East for a distance of 0.33 feet to a punch hole set in granite at the Northeast corner of said 52 square foot tract;

THENCE along the East line of said 52 square foot tract, being the West R.O.W. line of Colorado Street, South 18 degrees 55 minutes West for a distance of 156.15 feet to a punch hole set in granite at the Southeast corner of said 52 square foot tract;

THENCE along the South line of said 52 square foot tract, North 71 degrees 05 minutes West for a distance of 0.33 feet to a punch hole set in granite at the Southwest corner of said 52 square foot tract, being in the East line of said Block 54;

THENCE along the East line of said Block 54, being the West R.O.W. line of Colorado Street, South 18 degrees 55 minutes West for a distance of 112.85 feet to a punch hole set in tile at the Southeast corner of said Block 54, being at the intersection of the West R.O.W. line of Colorado Street and the North R.O.W. line of West 5th Street, for the Southeast corner hereof;

THENCE along the South line of said Block 54, being the North R.O.W. line of West 5th Street, North 71 degrees 03 minutes West for a distance of 276.04 feet to the PLACE OF BEGINNING and containing 76,488 square feet of land.

TRACT 2: (LICENSE)

License Estate for aerial passageway created pursuant to that certain License Agreement dated February 22, 1980, by and between the American National Bank of Austin and the City of Austin, recorded in Volume 6928, Page 857 of the Deed Records of Travis County, Texas, over and across the following described real property:

ALL that certain tract or parcel of land, being a portion of Lavaca Street, an 80 foot wide public right-of-way, according to the map or plat of the Original City of Austin, Travis County, Texas, on file in the General Land Office of the State of Texas, being all of that certain 800 square foot License Agreement dated February 22, 1980, by and between the American National Bank of Austin and the City of Austin, as recorded in Volume 6928, Page 857 of the Deed Records of Travis County, Texas, said tract being more particularly described by metes and bounds as follows:

BEGINNING at a point in the West R.O.W. line of Lavaca Street, being at the Northeast corner of Lot 6, Block 53 of the said Original City of Austin, for the Northwest corner and PLACE OF BEGINNING hereof;

THENCE crossing said Lavaca Street with the North line of the herein described tract, South 71 degrees 06 minutes East for a distance of 80.00 feet to a point in the East R.O.W. line of Lavaca Street, being in the West line of Block 54 of the said Original City of Austin, for the Northeast corner hereof;

THENCE along the East R.O.W. line of Lavaca Street, being the West line of said Block 54, South 18 degrees 54 minutes West for a distance of 10.00 feet to a point for the Southeast corner hereof;

THENCE crossing said Lavaca Street, with the South line of the herein described tract, North 71 degrees 06 minutes West for a distance of 80.00 feet to a point in the West R.O.W. line of Lavaca Street, being in the East line of said Lot 6, Block 53, for the Southwest corner hereof;

THENCE along the East line of said Lot 6, Block 53, being the West R.O.W. line of Lavaca Street, North 18 degrees 54 minutes East for a distance of 10.00 feet to the PLACE OF BEGINNING and containing 800 square feet of land.

TRACT 3: (EASEMENT)

Easement Estate created pursuant to that certain Declaration of Easement executed by American National Bank of Austin, dated December 15, 1983, recorded in Volume 8397, Page 3, and again in Volume 8397, Page 281 of the Deed Records of Travis County, Texas, as corrected in Volume 11512, Page 507, and amended in Volume 11512, Page 517, of the Real Property Records of Travis County, Texas, over and across the following described real property:

ALL of that certain tract or parcel of land, being a portion of Lavaca Street, an 80 foot wide public right-of-way, and being a portion of Block 54, both according to the map or plat of the Original City of Austin, Travis County, Texas, on file in the General Land Office of the State of Texas, being all of that certain aerial passageway easement created by that certain Declaration of Easement executed by American National Bank of Austin, dated December 15, 1983, as recorded in Volume 8397, Page 3 and Volume 8397, Page 281 of the Deed Records of Travis County, Texas, as corrected in Volume 11512, Page 507 and amended in Volume 11512, Page 517 of the Real Property Records of Travis County, Texas, said easement being more particularly described by metes and bounds as follows:

BEGINNING at a point in the West R.O.W. line of Lavaca Street, being at the Northeast corner of Lot 6, Block 53 of the said Original City of Austin for the Northwest corner and PLACE OF BEGINNING hereof;

THENCE along the North line of the herein described easement, South 71 degrees 06 minutes East at a distance of 80.00 feet passing the East R.O.W. line of Lavaca Street, and continuing for a total distance of 97.50 feet to a point for the Northeast corner hereof;

THENCE along the East line of the herein described easement, South 18 degrees 54 minutes West for a distance of 15.00 feet to a point for the Southeast corner hereof;

THENCE along the South line of the herein described easement, North 71 degrees 06 minutes West for a distance of 10.00 feet to an angle point and North 18 degrees 54 minutes East for a distance of 6.20 feet to an angle point;

THENCE continuing along the South line of the herein described easement, North 71 degrees 06 minutes West at a distance of 7.50 feet passing the East R.O.W. line of Lavaca Street and continuing for a total distance of 87.50 feet to a point in the West R.O.W. line of Lavaca Street, being in the East line of said Lot 6, Block 53, for the Southwest corner hereof;

THENCE along the East line of said Lot 6, Block 53, being the West R.O.W. line of Lavaca Street, North 18 degrees 54 minutes East for a distance of 8.80 feet to the PLACE OF BEGINNING and containing 920 square feet of land.

TRACT 4: (LICENSE)

License Estate for surface encroachment of a bank depository and granite sidewalk pavers and the subsurface encroachment of the basement from Block 54 into the following described 2,582 square foot portion of Colorado Street, created pursuant to that certain License Agreement dated January 7, 1992, by and between the City of Austin and BOT Associates, Ltd., recorded in Volume 11605, Page 1199 of the Real Property Records of Travis County, Texas, and being more particularly described as follows:

ALL of that certain tract or parcel of land, being a portion of Colorado Street, an 80 foot wide public right-of-way, according to the map or plat of the Original City of Austin, Travis County, Texas, on file in the General Land Office of the State of Texas, being all of that certain 2,582 square foot License Agreement dated January 7, 1992, by and between the City of Austin and BOT Associates, Ltd., as recorded in Volume 11605, Page 1199 of the Real Property Records of Travis County, Texas, said tract being more particularly described by metes and bounds as follows:

BEGINNING at the Southeast corner of Block 54 of the said Original City of Austin, being at the intersection of the West R.O.W. line of Colorado Street and the North R.O.W. line of West 5th Street (80 foot wide public right-of-way), for the Southwest corner and PLACE OF BEGINNING hereof;

THENCE along the West R.O.W. line of Colorado Street, being the East line of said Block 54, North 18 degrees 55 minutes East at a distance of 112.85 feet passing the Southwest corner of that certain 52 square foot portion of Colorado Street as described in Volume 12036, Page 1644 of the Real Property Records of Travis County, Texas, and continuing for a total distance of 269.00 feet to the Northwest corner of said 52 square foot tract, for the Northwest corner hereof;

THENCE along the North line of the herein described tract, South 71 degrees 03 minutes East for a distance of 9.60 feet to a point for the Northeast corner hereof;

THENCE along the East line of the herein described tract, South 18 degrees 55 minutes West for a distance of 269.00 feet to a point for the Southeast corner hereof;

THENCE along the South line of the herein described tract, North 71 degrees 03 minutes West for a distance of 9.60 feet to the PLACE OF BEGINNING and containing 2,582 square feet of land.

TRACT 5: (EASEMENT)

Non-exclusive easement estate appurtenant to Tract 1, for maintaining the equipment which services the skybridge located on Tract 2 described above, across Lots 1, 2, 3, 4, 5, and 6, Block 53 of the Original City of Austin, Travis County, Texas, as recorded in the General Land Office of the State of Texas, as described and created in that certain Easement Agreement dated September 30, 1991, recorded in Volume 11532, Page 1804 of the Real Property Records of Travis County, Texas.

EXHIBIT B

Approved Extension Period Budget